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                                                                    EXHIBIT 23.6



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



Sierra Pacific Development Fund


As independent public accountants, we hereby consent to the inclusion in this registration statement (File No. 333-43686) of our report dated March 26, 2001 (except with respect to the matter discussed in Note 9, as to which the date is April 19, 2001), for the year ended December 31, 2000, and to all references to our Firm included in this registration statement.


Sierra Pacific Development Fund II


As independent public accountants, we hereby consent to the inclusion in this registration statement (File No. 333-43686) of our report dated March 26, 2001 (except with respect to the matter discussed in Note 10, as to which the date is April 19, 2001), for the year ended December 31, 2000, and to all references to our Firm included in this registration statement.


Sierra Pacific Development Fund III


As independent public accountants, we hereby consent to the inclusion in this registration statement (File No. 333-43686) of our report dated March 26, 2001 (except with respect to the matter discussed in Note 8, as to which the date is April 19, 2001), for the year ended December 31, 2000, and to all references to our Firm included in this registration statement.


Sierra Pacific Pension Investors '84


As independent public accountants, we hereby consent to the inclusion in this registration statement (File No. 333-43686) of our report dated March 26, 2001 (except with respect to the matter discussed in Note 10, as to which the date is April 19, 2001), for the year ended December 31, 2000, and to all references to our Firm included in this registration statement.




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Sierra Pacific Institutional Properties V


As independent public accountants, we hereby consent to the inclusion in this registration statement (File No. 333-43686) of our report dated March 26, 2001 (except with respect to the matter discussed in Note 8, as to which the date is April 19, 2001), for the year ended December 31, 2000, and to all references to our Firm included in this registration statement.


Sorrento I Partners


As independent public accountants, we hereby consent to the inclusion in this registration statement (File No. 333-43686) of our report dated March 26, 2001 (except with respect to the matter discussed in Note 8, as to which the date is April 19, 2001), for the year ended December 31, 2000, and to all references to our Firm included in this registration statement.


Sierra Mira Mesa Partners


As independent public accountants, we hereby consent to the inclusion in this registration statement (File No. 333-43686) of our report dated March 26, 2001 (except with respect to the matter discussed in Note 9, as to which the date is April 19, 2001), for the year ended December 31, 2000, and to all references to our Firm included in this registration statement.



/s/ARTHUR ANDERSEN LLP

Houston, Texas,
June 20, 2001